UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2022

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520
West Palm Beach, FL	33401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

TLG Acquisition One Corp. (the “Company” or “TLG”) has prepared materials (the “Materials”) that management intends to use from time to time in discussions with investors regarding subscription agreements, non-redemption agreements, backstop agreements or similar financing agreements in connection with its previously announced business combination (the “Business Combination”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). The information contained in the Materials is illustrative summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time. The illustrative terms included in the Materials may not be indicative of the terms ultimately agreed to by the Company and investors. The Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination will be submitted to TLG’s stockholders for their consideration. In connection with the proposed Business Combination, TLG has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), in which a preliminary joint proxy statement/consent solicitation statement/prospectus (the “Proxy Statement/Prospectus”) was included. The information in the Form S-4 is not complete and may be changed. TLG also intends to file other relevant documents with the SEC regarding the proposed Business Combination. After the Form S-4 is declared effective by the SEC, the definitive Proxy Statement/Prospectus will be mailed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders in connection with the proposed Business Combination and other matters as described in such Proxy Statement/Prospectus, and will serve as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The Proxy Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by written request to TLG’s Investor Relations Department at mail@tlgacquisitions.com.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Business Combination. Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2021, which was filed with the SEC on March 25, 2022 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial

Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Form S-4, the Proxy Statement/Prospectus and other relevant materials relating to the proposed Business Combination to be filed with the SEC when they become available. Stockholders and other investors should read the Proxy Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Illustrative Common Equity Term Sheet, dated December 5, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.

Dated: December 5, 2022

	By:	/s/ John Michael Lawrie
Name: John Michael Lawrie
Title: Chief Executive Officer